Exhibit 99.2

CHEMICAL SPECIALISTS
AND DEVELOPMENT, INC.
& SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED FINANCIAL STATEMENTS
AND SUPPLEMENTARY INFORMATION

YEARS ENDED
JANUARY 31, 2013 AND 2012

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CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

TABLE OF CONTENTS
JANUARY 31, 2013 AND 2012

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HLSK
Hereford, Lynch, Sellars & Kirkham

Certified Public Accountants          •          A Professional Corporation

Conroe 1406 Wilson Rd., Suite 100 Conroe, Texas 77304 Tel 936-756-8127 Metro 936-441-1338 Fax 936-756-8132	Members of the American Institute of Certified Public Accountants Texas Society of Certified Public Accounts Private Companies Practice Section of the AICPA Division for Firms	Cleveland 111 East Boothe Cleveland, Texas 77327 Tel 281-592-6443 Fax 281-592-7706

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Chemical Specialist and Development, Inc. & Subsidiaries

9733 Meador Road

Conroe, TX  77303

We have audited the accompanying consolidated financial statements of Chemical Specialist and Development, Inc. & Subsidiaries (a Texas corporation) and subsidiaries, which comprise the consolidated balance sheets as of January 31, 2013 and 2012, and the related consolidated statements of income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Chemical Specialist and Development, Inc. & Subsidiaries and subsidiaries as of January 31, 2013 and 2012, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Report on Consolidating Information

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The consolidating information in Schedule of General and Administrative Expenses is presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies, and it is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements as a whole.

Hereford, Lynch, Sellars & Kirkham, P.C.

HEREFORD, LYNCH, SELLARS & KIRKHAM, P.C.

Certified Public Accountants

Conroe, Texas

April 1, 2013

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FINANCIAL STATEMENTS

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED BALANCE SHEETS

JANUARY 31, 2013 AND 2012

	2013	2012
ASSETS
Current Assets
Cash	$715,987	$1,126,020
Accounts receivable, net	23,676,544	19,328,882
Due from employees	18,063	25,378
Miscellaneous receivables	—	20,052
Inventories	8,684,002	8,447,546
Prepaid expenses	833,585	520,174
Current deferred tax asset	293,075	—
Total Current Assets	34,221,256	29,468,052
Property and Equipment
Property and equipment (net of accumulated depreciation of $7,289,877)	11,363,406	10,181,564
Total Property and Equipment	11,363,406	10,181,564
Other Assets
Deposits	23,766	23,766
Trademark	350,000	350,000
Goodwill and other	526,487	526,487
	900,253	900,253
TOTAL ASSETS	$46,484,915	$40,549,869

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED BALANCE SHEETS

JANUARY 31, 2013 AND 2012

	2013	2012
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$17,617,361	$14,044,366
Revolving line of credit	10,120,000	8,020,000
Accrued expenses	6,268,442	4,050,447
Corporate income tax payable	—	78,294
Current portion of long-term debt	373,162	400,002
Total Current Liabilities	34,378,965	26,593,109
Long-term Liabilities
Long-term debt	1,696,282	2,020,948
Deferred income taxes	769,048	367,222
Total Long-term Liabilities	2,465,330	2,388,170
Total Liabilities	36,844,295	28,981,279
STOCKHOLDERS’ EQUITY
Controlling interest
Common stock; $1 par; 1,000,000 shares authorized; 42,000 shares issued; 42,000 outstanding	30,000	30,000
Additional paid-in capital	417,694	417,694
Retained earnings	9,898,905	11,850,945
	10,346,599	12,298,639
Treasury stock; 6,000 shares at cost	(662,974)	(662,974)
	9,683,625	11,635,665
Noncontrolling interest	(43,005)	(67,075)
Total Stockholders’ Equity	9,640,620	11,568,590
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$46,484,915	$40,549,869

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED JANUARY 31, 2013 AND 2012

	2013	2012
NET SALES	$199,072,963	$167,355,385
COST OF SALES
Chemicals, packing, and shipping materials	154,634,215	131,096,310
Freight	10,535,651	8,569,747
Labor	5,163,238	4,971,268
Other	535,645	274,005
	170,868,749	144,911,330
GROSS PROFIT	28,204,214	22,444,055
GENERAL AND ADMINISTRATIVE EXPENSES	23,889,856	17,954,279
OPERATING INCOME	4,314,358	4,489,776
OTHER INCOME (EXPENSE)
Interest income	24	30
Miscellaneous income	438,715	775,726
	438,739	775,756
INCOME BEFORE INCOME TAXES	4,753,097	5,265,532
PROVISION FOR INCOME TAXES	1,676,067	1,750,721
CONSOLIDATED NET INCOME	3,077,030	3,514,811
LESS: NET (INCOME) LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST	(24,070)	(7,480)
NET INCOME ATTRIBUTABLE TO THE CONTROLLING INTEREST	$3,052,960	$3,507,331

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED JANUARY 31, 2013 AND 2012

	Controlling Interest
	Common Stock	Additional Paid-in Capital	Retained Earnings	Treasury Stock	Non- Controlling Interest	Total
BALANCE AS OF JANUARY 31, 2011	$30,000	$417,694	$9,953,614	$(662,974)	$(74,555)	$9,663,779
Dividends declared	—	—	(1,610,000)	—	—	(1,610,000)
Net income (loss)	—	—	3,507,331	—	7,480	3,514,811
BALANCE AS OF JANUARY 31, 2012	30,000	417,694	11,850,945	(662,974)	(67,075)	11,568,590
Dividends declared	—	—	(5,005,000)	—	—	(5,005,000)
Net income (loss)	—	—	3,052,960	—	24,070	3,077,030
BALANCE AS OF JANUARY 31, 2013	$30,000	$417,694	$9,898,905	$(662,974)	$(43,005)	$9,640,620

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JANUARY 31, 2013 AND 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Cash received from customers	$194,752,668	$162,778,130
Cash paid to suppliers and employees	(187,521,395)	(158,778,666)
Interest received	24	30
Interest paid	(338,001)	(430,147)
Federal income taxes paid	(1,900,000)	(1,413,000)
State income taxes paid	(456,805)	(126,483)
Other income received	438,715	775,726
Net cash provided (used) by operating activities	4,975,206	2,805,590
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(2,128,733)	(740,428)
Net cash provided (used) by investing activities	(2,128,733)	(740,428)
CASH FLOWS FROM FINANCING ACTIVITIES
Net borrowing (payments) on revolving line of credit	2,100,000	280,000
Principal payment on long-term debt	(351,506)	(627,478)
Dividends paid	(5,005,000)	(1,610,000)
Net cash provided (used) by financing activities	(3,256,506)	(1,957,478)
Net increase (decrease) in cash	(410,033)	107,684
Cash at beginning of year	1,126,020	1,018,336
Cash at end of year	$715,987	$1,126,020
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES:
Net income	$3,077,030	$3,514,811
Depreciation and amortization	946,891	846,669
Provision for deferred income taxes	401,826	44,878
(Increase) Decrease in:
Accounts receivable	(4,347,662)	(4,644,187)
Other receivables	27,366	66,932
Inventories	(236,456)	186,191
Prepaid expenses	(313,411)	583,301
Deposits	—	(2,277)
Deferred tax asset	(293,075)	—
Increase (Decrease) in:
Accounts payable	3,572,995	1,413,676
Accrued expenses	2,217,996	717,302
Corporate income tax payable	(78,294)	78,294
Net cash provided (used) by operating activities	$4,975,206	$2,805,590

The accompanying notes are an integral part of these consolidated financial statements.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Chemical Specialists and Development, Inc., and its subsidiaries: Startex Chemical, Inc. and Startex Distribution West, LLC. All significant intercompany transactions have been eliminated in consolidation.

Nature of Activities

Chemical Specialists and Development, Inc. was organized in the State of Texas on April 26, 1976, and is engaged in the packaging and distribution of chemicals, solvents, and other materials for governmental and industrial use. The Company sells its products to various departments of the federal government and to domestic and international customers through its various divisions. Operations were expanded in October 2009 with the purchase of a plant in Baton Rouge, Louisiana.

Startex Chemical, Inc. is a wholly owned subsidiary of Chemical Specialists and Development, Inc. that was formed in 1985 to sell to distributors and retail outlets.

Startex Distribution West, LLC was formed July 1, 2009 to expand sales, consistent with current operations, along the west coast of the United States. Operations in California are conducted via a logistics support chemical management warehouse facility located in the southern part of that state. Chemical Specialists and Development, Inc. has an eighty percent (80%) controlling interest in Startex Distribution West, LLC. The remaining twenty percent (20%) minority interest is owned by an individual.

Buckeye Properties, Inc., owned by the same principals of the Company, was formed in 1994 and owns two (2) dwellings located in Conroe, Texas.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the date of acquisition to be “cash equivalents.”

Accounts Receivable

The Company generally charges off any account deemed to be uncollectible. In the opinion of management, reserves for uncollectible accounts of $776,845 and $349,404 were adequate as of January 31, 2013 and 2012, respectively. This reserve is based on the Company’s past experience with its customers. Accounts receivable are stated at their net realizable value, which approximates their fair value.

Inventory

Inventory is stated at the lower of cost or market, using the first-in, first-out method of accounting.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

Advertising Costs

The Company expenses advertising costs as they are incurred. Advertising expenses for the years ended January 31, 2013 and 2012 were $80,730 and $82,731, respectively.

Property and Equipment

Property, plant and equipment are recorded at cost. Depreciation and amortization are provided using the accelerated and straight-line methods of depreciation over the useful lives of the assets. Expenditures for repairs and maintenance of the property and equipment are expensed as incurred unless they materially extend the useful lives of the assets; such expenses are capitalized and depreciated over the remaining life of the asset.

Income Taxes

Taxes are provided on all revenue and expense items included in income, regardless of the period in which such items may be recognized for income tax purposes, except for items representing a permanent difference between pre-tax accounting income and tax income.

Shipping and Handling Costs

Freight billed to customers is considered sales revenue and the related freight costs are considered a cost of sales.

NOTE 2 — CASH

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 3 — INVENTORY

Inventory consisted of the following as of January 31, 2013 and 2012:

	2013	2012
Finished goods	$5,474,611	$4,797,463
Raw materials	3,609,618	4,037,723
Reserve for obsolete and slow-moving inventory	(400,227)	(387,640)
Total Inventory	$8,684,002	$8,447,546

NOTE 4 — PROPERTY AND EQUIPMENT

Property and equipment is composed of the following as of January 31, 2013 and 2012:

	2013	2012
Land	$1,071,917	$1,071,917
Buildings and improvements	10,412,565	9,722,171
Storage tanks	1,997,050	1,383,312
Machinery and equipment	5,098,925	4,274,324
Transportation equipment	72,826	72,826
	18,653,283	16,524,550
Less accumulated depreciation	(7,289,877)	(6,342,986)
Property and Equipment, Net	$11,363,406	$10,181,564

Depreciation expense amounted to $946,891 and $846,669 for the years ended January 31, 2013 and 2012, respectively.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

NOTE 5 — REVOLVING LINE OF CREDIT

The Company has a $20,000,000 revolving bank line of credit that expires on June 28, 2015. Of the $20,000,000 line of credit, $750,000 may be used as standby letters of credit. Advances under the line of credit bear interest at prime less applicable margin (0.50 to 1.00) and are secured by accounts receivable, inventory, equipment and property owned by the Company. Under the terms of the line of credit, the Company is required to maintain certain debt-to-worth ratios and fixed charge coverage ratios. Advances outstanding on the line of credit at January 31, 2013 and 2012 were $10,120,000 and $8,020,000, respectively. Of the $750,000 in standby letters of credit, $71,649 and $138,236 had been issued at January 31, 2013 and 2012, respectively.

NOTE 6 — LONG-TERM OBLIGATIONS

Long-term debt consisted of the following at January 31:

	2013	2012
Term notes
Current portion	$353,996	$353,996
Long-term portion	1,696,282	2,006,393
Capital leases payable
Current portion	19,166	46,006
Long-term portion	—	14,555
	19,166	60,561
Total Long-term Debt	$2,069,444	$2,420,950

The term notes consist of the following:

•                  A note for the original amount of $2,100,000 signed by the Company commenced on November 30, 2005 with equal monthly payments of $17,500 principal and interest, which accrues at a rate of prime less the applicable margin (0.50 to 1.00). The entire unpaid principal sum and all interest accrued and unpaid was extended until June 28, 2015. The proceeds of the note were used to refinance the Company’s previously existing notes. The loan is secured by accounts receivable, inventory, equipment and property owned by the Company.

•                  A note for the original amount of $1,360,000 signed by the Company commenced on September 21, 2006 with equal quarterly payments of $22,667 principal and interest, which accrues at a rate of prime less the applicable margin (0.50 to 1.00). The entire unpaid principal sum and all interest accrued and unpaid was extended until June 28, 2015. The proceeds of the note were used for new construction, which also serve as its collateral.

•                  A note for the original amount of $800,000 signed by the Company commenced on January 13, 2010 with equal monthly payments of $4,444 principal and interest, which accrues at a rate of prime less the applicable margin (0.50 to 1.00). The entire unpaid principal sum and all interest accrued and unpaid thereon was extended until June 28, 2015. The proceeds of the note were used to finance the purchase of a production facility in Baton Rouge, Louisiana.

Principal payments due on term notes for each of the subsequent three years are as follows as of January 31, 2013:

Year Ending January 31
2014	$353,996
2015	353,996
2016	1,342,286
Total	$2,050,278

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

The Company is also obligated under one capital lease. The lease is a 36 (thirty-six) month lease for lab equipment with a monthly payment of $1,686 expiring in October of 2013. A 12 (twelve) month lease for computer workstations with a monthly payment of $6,052 was paid off in June of 2012. The total cost and accumulated depreciation of equipment under capital lease was $164,307 and $70,072, respectively, at January 31, 2013.

The future minimum lease payments due under capital leases are as follows at January 31, 2013.

2013
Future minimum lease payments	$20,180
Less: amount representing interest	(1,014)
Present value of net minimum lease payments	19,166
Less: current portion due within one year	(19,166)
Long-term Capital Lease Obligation	$—

NOTE 7 — COMMITMENTS AND CONTINGENCIES

Contingencies

The Company is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the financial statements.

The Company is party to an environmental claim regarding purchased property in Georgia, which may require the Company to incur the liability for costs associated with the reporting, testing, clean-up and/or remediation of such property. To date, expenses related to this contingency have been paid by a third party.

The Company leases lab facilities in Pasadena, Texas under a non-cancelable operating lease. The lease commenced on August 17, 2009 and will extend for sixty-eight (68) months, expiring on April 30, 2015. One five-year extension is allowed. Monthly rent is $4,500. The following is a schedule by years of future minimum rentals under the lease at January 31, 2013:

Year Ending January 31
2014	$54,000
2015	54,000
2016	13,500
Total	$121,500

NOTE 8 — FEDERAL INCOME TAXES

The provision for income taxes consists of the following:

	2013	2012
Current Taxes	$1,567,316	$1,705,843
Deferred Taxes	108,751	44,878
	$1,676,067	$1,750,721

The tax provision differs from amounts that would be calculated by applying federal statutory rates to income before income taxes primarily because no tax benefits have been recorded for nondeductible expenses totaling $132,376.

Deferred tax liabilities recognized for taxable temporary differences total $769,048. Deferred tax assets recognized for deductible temporary differences total $293,075.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2011.

NOTE 9 — RETIREMENT PLAN

The Company has a 401(k) Plan (Plan) to provide retirement and incidental benefits for its employees. Employees may contribute from one percent (1%) to twenty percent (20%) of their annual compensation to the Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service.

The Company matches employee contributions equal to 100% of salary deferrals each payroll period that do not exceed four percent (4%) of eligible compensation. All matching contributions vest immediately.

Company matching contributions to the Plan totaled $269,195 and $236,120 in 2013 and 2012, respectively.

NOTE 10 — WELFARE BENEFIT PLAN

On January 1, 2010, the Company board of directors voted to rescind the single employer welfare benefit plan covering individuals who are actively employed by the Company, who are members of a select group of management or highly compensated employees, who are not sole proprietors, and who own more than fifty percent (50%) ownership interest in the Company. This corporate resolution was made in response to an IRS audit that disallowed the deductions taken on the 2006, 2007 and 2008 Federal income tax returns.

An alternative plan of deferred compensation for named key employees was adopted. For a period of 6 (six) years, beginning January 1, 2010 and ending December 31, 2015, 5 (five) key employees shall share $350,000 that shall be due and payable on or before January 31 of each calendar year during the term of this agreement while employed by the Company. This compensation is taxable at the individual level and is subject to payroll tax at the Company level.

NOTE 11 — RELATED PARTY TRANSACTIONS

On May 1, 2010, ST Laboratories Group, LLC (STLG) was formed. The 10 (ten) members of STLG, are all employees and/or owners of the Company. On a monthly basis, the Company pays STLG $50,000 to perform laboratory testing services for the Company, and STLG pays the Company $11,000 rent for laboratory facilities and equipment. STLG generated approximately 30% (thirty percent) and 27% (twenty-seven percent) of its gross revenue from the Company for the years ended January 31, 2013 and 2012, respectively. The Company did not owe any amounts to STLG for the years ended January 31, 2013 and 2012, respectively.

The Consolidation Topic of the FASB Accounting Standards Codification requires nonpublic companies with a variable interest in a variable interest entity (VIE) to make certain disclosures and/or consolidate the VIE into its financial statements. The Company has evaluated its relationship with STLG and has determined that the entity does not meet the criteria to be considered a VIE; therefore, the application of this interpretation is not applicable to the Company for the years ended January 31, 2013 and 2012.

NOTE 12 — MAJOR CUSTOMERS

The Company’s sales to various branches of the federal government accounted for approximately 12% (twelve percent) and 9% (nine percent) of the total sales for the years ended January 31, 2013 and 2012, respectively.

The Company continued a contract with a major paint supply company, which comprised 11% (eleven percent) of the total sales for the years ended January 31, 2013 and 2012.

Additionally, the Company secured a contract with an international chemical company that develops specialty fuels, which comprised approximately 9% (nine percent) and 10% (ten percent) of the total sales for the years ended January 31, 2013 and 2012, respectively. All sales transactions with this company are conducted in U.S. currency.

CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JANUARY 31, 2013 AND 2012

NOTE 13 — ASSET ACQUISITION

The Company acquired the assets of Theo Arapoglou, Inc. on December 31, 1996. The acquisition was recorded using the purchase method of accounting for mergers and acquisitions as outlined under the Intangibles — Goodwill and Others Topic of the FASB Accounting Standards Codification.

The purchase was made by issuing common stock to the stockholder of the purchased company for the fair market value of the assets. The effect of the transaction was to increase common stock $6,000 and increase additional paid in capital $417,694 totaling the purchase price of $423,694. The difference between the fair market value of the net assets and the purchase price was recorded as goodwill of $158,530. The legal and other administrative costs associated with the transaction totaling $17,274 were also capitalized. The total goodwill and associated capitalized purchase costs of $175,860 will be tested for impairment annually.

NOTE 14 — ACQUISITION OF TREASURY STOCK

The Company purchased twenty percent (20%) of its 30,000 outstanding shares from one stockholder. The cost was $662,974 and has been accounted for using the cost method. The cost method was used to account for this transaction because the shares were not retired and their final disposition was not known at the time of purchase.

NOTE 15 — SUBSEQUENT EVENTS

Events occurring after January 31, 2013 have been evaluated through April 1, 2013, the date when these financial statements were available to be issued. No events requiring financial statement recognition or disclosure had occurred at that time, except as disclosed in Note 6.

SUPPLEMENTARY INFORMATION

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CHEMICAL SPECIALISTS AND DEVELOPMENT, INC. & SUBSIDIARIES

CONROE, TEXAS

CONSOLIDATED SUPPORTING SCHEDULES
OF GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEARS ENDED JANUARY 31, 2013 AND 2012

	2013	2012
Advertising	$80,730	$82,731
Auto expense	478,635	487,069
Bad debt expense	483,736	107,902
Bank fees	41,402	37,313
Commissions	692,197	792,571
Contributions	53,511	21,573
Depreciation	946,891	846,669
Dues and subscriptions	122,771	122,613
Insurance	899,778	767,020
Interest	338,001	430,147
Lab inspections and tests	1,010,354	782,362
Legal and accounting fees	300,051	420,336
Licenses and permits	32,734	14,644
Miscellaneous	18,664	17,229
Office expense	147,697	135,610
Officers’ salaries	8,294,454	4,352,913
Other taxes	499,805	469,648
Payroll administration fees	56,941	75,221
Postage	11,772	11,636
Equipment rental	543,360	466,686
Repairs and maintenance	616,278	426,386
Salaries and wages	5,334,832	4,774,596
Shop expenses	1,636,944	1,164,060
Telephone and telegraph	158,558	154,665
Trash hauling	35,860	24,686
Travel and entertainment	892,839	764,735
Utilities	161,061	203,258
Total General and Administrative Expenses	$23,889,856	$17,954,279

See notes to consolidated financial statements.